UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2014
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)


SHARES        DESCRIPTION                              VALUE
----------------------------------------------------------------
              COMMON STOCKS -- 75.0%
              ELECTRIC UTILITIES -- 16.7%
     215,743  American Electric Power Co., Inc.    $  11,216,479
     103,191  Duke Energy Corp.                        7,443,167
     238,486  Emera, Inc. (CAD)                        7,373,195
     258,992  Fortis, Inc. (CAD)                       7,969,167
      80,626  IDACORP, Inc.                            4,317,522
     352,691  ITC Holdings Corp.                      12,732,145
     272,733  NextEra Energy, Inc.                    25,606,901
     514,023  Northeast Utilities                     22,565,610
     176,446  NRG Yield, Inc., Class A                 9,219,303
     581,623  Southern (The) Co.                      25,178,460
                                                   -------------
                                                     133,621,949
                                                   -------------
              GAS UTILITIES -- 7.2%
      88,720  Atmos Energy Corp.                       4,286,950
      70,273  Chesapeake Utilities Corp.               4,574,070
     195,077  Laclede Group (The), Inc.                9,164,718
     154,667  ONE Gas, Inc.                            5,568,012
     481,047  Questar Corp.                           10,698,485
     484,547  UGI Corp.                               23,519,911
                                                   -------------
                                                      57,812,146
                                                   -------------
              MULTI-UTILITIES -- 13.0%
      65,597  Alliant Energy Corp.                     3,706,230
     155,398  ATCO Ltd., Class I (CAD)                 6,812,514
     248,646  Canadian Utilities Ltd., Class A
                 (CAD)                                 8,932,420
     380,758  CMS Energy Corp.                        11,015,329
     316,378  Dominion Resources, Inc.                21,399,808
     219,429  National Grid PLC, ADR                  15,752,808
     106,150  NiSource, Inc.                           3,999,732
      96,066  Public Service Enterprise Group, Inc.    3,378,641
     143,518  SCANA Corp.                              7,302,196
      77,532  Sempra Energy                            7,730,716
     314,759  Wisconsin Energy Corp.                  13,717,197
                                                   -------------
                                                     103,747,591
                                                   -------------
              OIL, GAS & CONSUMABLE FUELS -- 38.1%
   2,164,115  Enbridge Energy Management,
                 LLC (a)                              73,385,140
     626,813  Enbridge Income Fund Holdings,
                 Inc. (CAD)                           16,878,277
     318,984  Enbridge, Inc.                          15,623,836
     570,611  Inter Pipeline Ltd. (CAD)               17,678,030
      58,610  Keyera Corp. (CAD)                       4,387,351
     791,976  Kinder Morgan Management,
                 LLC (a)                              60,926,714
     894,498  Kinder Morgan, Inc.                     32,184,038
     195,569  Pembina Pipeline Corp. (CAD)             8,193,325


SHARES        DESCRIPTION                              VALUE
----------------------------------------------------------------
              OIL, GAS & CONSUMABLE FUELS (CONTINUED)
     479,689  Spectra Energy Corp.                 $  19,628,874
     512,779  TransCanada Corp.                       25,726,122
     544,463  Williams (The) Cos., Inc.               30,832,940
                                                   -------------
                                                     305,444,647
                                                   -------------
              TOTAL COMMON STOCKS -- 75.0%           600,626,333
              (Cost $548,750,526)                  -------------

   UNITS
------------
              MASTER LIMITED PARTNERSHIPS -- 24.1%

              GAS UTILITIES -- 1.9%
     251,588  AmeriGas Partners, L.P.                 11,412,032
      87,467  Suburban Propane Partners, L.P.          3,932,516
                                                   -------------
                                                      15,344,548
                                                   -------------
              INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS -- 0.2%
      52,720  NextEra Energy Partners, L.P. (b)        1,794,589
                                                   -------------
              OIL, GAS & CONSUMABLE FUELS -- 22.0%
      32,237  Access Midstream Partners, L.P.          1,941,312
      58,638  Alliance Holdings GP, L.P.               4,114,042
     347,492  Alliance Resource Partners, L.P.        17,447,573
     343,392  El Paso Pipeline Partners, L.P.         11,445,255
     157,724  Energy Transfer Equity, L.P.             8,578,608
     202,879  Energy Transfer Partners, L.P.          11,308,475
     155,665  Enterprise Products Partners, L.P.      11,612,609
      98,339  EQT Midstream Partners, L.P.             8,510,257
     301,928  Holly Energy Partners, L.P.             10,177,993
     101,630  Magellan Midstream Partners, L.P.        8,149,710
     142,312  Natural Resource Partners, L.P.          2,350,994
      99,070  NGL Energy Partners, L.P.                4,255,057
     213,794  ONEOK Partners, L.P.                    11,989,568
      13,291  Phillips 66 Partners, L.P.                 849,959
     174,153  Plains All American Pipeline, L.P.       9,987,675
     208,217  Spectra Energy Partners, L.P.           10,741,915
     219,256  TC PipeLines, L.P.                      11,535,058
     392,198  Teekay LNG Partners, L.P.               16,801,762
     245,619  TransMontaigne Partners, L.P.           10,686,883
      73,795  Williams Partners, L.P.                  3,736,979
                                                   -------------
                                                     176,221,684
                                                   -------------

              TOTAL MASTER LIMITED
                 PARTNERSHIPS --  24.1%              193,360,821
              (Cost $166,909,215)                  -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

JULY 31, 2014 (UNAUDITED)


              DESCRIPTION                                  VALUE
----------------------------------------------------------------
              TOTAL INVESTMENTS -- 99.1%           $ 793,987,154
              (Cost $715,659,741) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.9%                   7,290,712
                                                   -------------
              NET ASSETS -- 100.0%                 $ 801,277,866
                                                   =============


(a) Non-income producing security which pays in-kind ("PIK") distributions. For the period ended July 31, 2014, the Fund received 79,654 PIK shares of Enbridge Energy Management, LLC and 30,879 PIK shares of Kinder Morgan Management, LLC.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $81,598,176 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,270,763.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 600,626,333    $    --       $    --
Master Limited
   Partnerships*        193,360,821         --            --
                     -----------------------------------------
Total Investments     $ 793,987,154    $    --       $    --
                     =========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.


                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           JULY 31, 2014 (UNAUDITED)


      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions.

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 84.8%

                AEROSPACE & DEFENSE -- 1.3%
$      599,570  DynCorp International, Inc., Term Loan .................    6.25%       07/07/16     $      600,320
     1,487,418  Transdigm, Inc., Term Loan C ...........................    3.75%       02/28/20          1,478,791
       400,000  Transdigm, Inc., Tranche D Term Loan ...................    3.75%       06/04/21            395,800
                                                                                                     --------------
                                                                                                          2,474,911
                                                                                                     --------------
                AGRICULTURAL PRODUCTS -- 0.4%
       743,106  Jimmy Sanders, Inc. (Pinnacle Operating Corp.), Term B
                   Loan Refinancing (First Lien)........................    4.75%       11/15/18            741,248
                                                                                                     --------------

                ALTERNATIVE CARRIERS -- 0.2%
       400,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan ......    4.00%       01/15/20            398,416
                                                                                                     --------------


                APPAREL RETAIL -- 0.7%
       500,000  J.C. Penney Corp., Inc, Term Loan ......................    5.00%       06/20/19            500,000
       497,503  Neiman Marcus Group (The), Inc., Other Term Loan .......    4.25%       10/25/20            494,563
       400,000  Nine West Holdings, Inc., Initial Loan .................    4.75%       10/08/19            402,332
                                                                                                     --------------
                                                                                                          1,396,895
                                                                                                     --------------

                APPLICATION SOFTWARE -- 1.4%
       488,401  Epicor Software Corp., Term B-2 Loan ...................    4.00%       05/16/18            487,913
     1,214,814  Infor (US), Inc., Tranche B-5 Term Loan ................    3.75%       06/03/20          1,202,156
       833,069  Mitchell International, Inc., Initial Term Loan ........    4.50%       10/13/20            831,769
       236,501  Triple Point Group Holdings, Inc., Term Loan B .........    5.25%       07/10/20            210,486
                                                                                                     --------------
                                                                                                          2,732,324
                                                                                                     --------------
                ASSET MANAGEMENT & CUSTODY BANKS -- 0.5%
     1,000,000  Nuveen Investments, Inc., Tranche B First-Lien Term
                   Loan ................................................    4.16%       05/13/17            998,210
                                                                                                     --------------

                AUTO PARTS & EQUIPMENT -- 2.8%
       390,235  ASP HHI Acquisition Co., Inc., Additional Term Loan ....    5.00%       10/05/18            391,698
     1,550,000  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                   Term Loan ...........................................    4.00%       04/04/21          1,543,800
     2,400,000  Gates Global LLC, Initial Dollar Term Loan .............    4.25%       07/05/21          2,377,512
       225,000  Jason, Inc., Initial Term Loan (First Lien) ............    5.50%       06/30/21            225,135
       539,183  Metaldyne LLC, USD Term Loan 2014 ......................    4.25%       12/18/18            538,062
       396,010  Tower Automotive Holdings USA LLC, Initial Term
                   Loan (2014) .........................................    4.00%       04/23/20            393,658
                                                                                                     --------------
                                                                                                          5,469,865
                                                                                                     --------------

                AUTOMOTIVE RETAIL -- 0.1%
        99,250  Britax US Holdings, Inc., 1st Lien TLB .................    4.50%       10/15/20             93,358
                                                                                                     --------------

                BROADCASTING -- 3.8%
       888,617  Clear Channel Communications, Inc., Tranche B Term
                   Loan ................................................    3.81%       01/29/16            878,940
       261,383  Clear Channel Communications, Inc., Tranche D Term
                   Loan ................................................    6.91%       01/30/19            256,113
       166,667  Gray Television, Inc., Initial Term Loan ...............    3.75%       06/13/21            166,093
       440,007  Hubbard Radio LLC, Tranche 1 Term Loan .................    4.50%       04/29/19            441,107
       463,842  Media General, Inc., Term B Loan .......................    4.25%       07/31/20            464,278
       625,000  Mediacom LLC, Term Loan G ..............................    3.75%       06/30/21            625,000
       994,994  NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term
                   Loan (First Lien) ...................................    4.25%       01/22/20            992,506
     2,283,500  Tribune Co., Initial Term Loan .........................    4.00%       12/27/20          2,274,937


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                BROADCASTING (CONTINUED)
$    1,230,656  Univision Communications, Inc., Replacement First-Lien
                   Term Loan ...........................................     4.00%      03/01/20     $    1,222,448
                                                                                                     --------------
                                                                                                          7,321,422
                                                                                                     --------------

                BUILDING PRODUCTS -- 1.0%
       346,491  Apex Tool Group LLC, Term Loan .........................     4.50%      01/31/20            340,753
       214,286  Hillman Group, Inc., The, Term Loan B ..................     4.50%      06/30/21            214,421
     1,326,049  Quikrete Holdings, Inc., Initial Loan (First Lien) .....     4.00%      09/28/20          1,322,257
                                                                                                     --------------
                                                                                                          1,877,431
                                                                                                     --------------

                CASINOS & GAMING -- 7.6%
     3,000,000  Amaya Gaming Group, Term Loan B ........................    5.00%       07/31/21          2,968,140
     2,056,071  Bally Technologies, Inc., Term B Loan ..................    4.25%       11/25/20          2,054,138
       575,000  Caesars Entertainment Operating Co., Inc., Term B-4
                   Loan ................................................   10.50%       10/31/16            573,384
     1,000,000  Caesars Entertainment Resort Properties LLC, Term B
                   Loan ................................................    7.00%       10/11/20            999,860
     4,293,500  Caesars Growth Partners LLC, Term B Loan
                   (First Lien) ........................................    6.25%       05/08/21          4,267,566
     2,169,246  CityCenter Holdings LLC, Term Loan B ...................    4.25%       10/16/20          2,166,079
       618,769  Pinnacle Entertainment, Inc., Tranche B-2 Term Loan ....    3.75%       08/13/20            616,449
       496,250  ROC Finance LLC, Funded Term B Loan ....................    5.00%       06/20/19            483,844
       767,574  Station Casinos, Inc., B Term Loan .....................    4.25%       03/02/20            764,373
                                                                                                     --------------
                                                                                                         14,893,833
                                                                                                     --------------

                COAL & CONSUMABLE FUELS -- 0.3%
       494,962  Arch Coal, Inc., Term Loan .............................    6.25%       05/16/18            484,533
                                                                                                     --------------

                COMMERCIAL PRINTING -- 0.3%
       524,408  Southern Graphic, Inc., Term Loan ......................    4.25%       10/17/19            521,786
                                                                                                     --------------

                COMMUNICATIONS EQUIPMENT -- 1.1%
     1,984,276  Alcatel-Lucent USA, Inc., New Term Loan C ..............    4.50%       01/30/19          1,978,958
       185,415  Mitel Networks Corp., Term Loan ........................    5.25%       01/31/20            185,879
                                                                                                     --------------
                                                                                                          2,164,837
                                                                                                     --------------

                COMPUTER HARDWARE -- 2.4%
     4,040,241  Dell, Inc., Term B Loan ................................    4.50%       04/29/20          4,029,131
       668,572  Dell, Inc., Term C Loan ................................    3.75%       10/29/18            665,409
                                                                                                     --------------
                                                                                                          4,694,540
                                                                                                     --------------

                CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
       250,000  Navistar, Inc., Tranche B Term Loan ....................    5.75%       08/17/17            251,458
                                                                                                     --------------

                CONSUMER FINANCE -- 0.9%
       296,258  Altisource Solutions S.A.R.L., Term B Loan .............    4.50%       12/09/20            294,963
       296,250  Ocwen Loan Servicing LLC, Initial Term Loan ............    5.00%       02/15/18            296,437
     1,096,525  Walter Investment Management Corp., Tranche B Term
                   Loan ................................................    4.75%       12/18/20          1,079,167
                                                                                                     --------------
                                                                                                          1,670,567
                                                                                                     --------------

                DATA PROCESSING & OUTSOURCED SERVICES -- 1.3%
     1,875,000  Interactive Data Corp., Term Loan ......................    4.75%       05/02/21          1,877,925
       698,250  Sungard Availability Services Capital, Term Loan B .....    6.00%       03/29/19            691,268
                                                                                                     --------------
                                                                                                          2,569,193
                                                                                                     --------------

                DISTRIBUTORS -- 1.2%
     1,984,816  HD Supply, Inc., Term Loan 2014 ........................    4.00%       06/28/18          1,981,502


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                DISTRIBUTORS (CONTINUED)
$      349,125  Interline Brands, Inc., 1st Lien Term Loan .............    4.00%       03/21/21     $      346,217
                                                                                                     --------------
                                                                                                          2,327,719
                                                                                                     --------------

                DIVERSIFIED CHEMICALS -- 1.9%
     2,750,000  Huntsman International LLC, Term Loan B ................    3.75%       10/31/20          2,745,710
       697,277  Ineos US Finance LLC, Term Loan B ......................    3.75%       05/04/18            692,243
       246,809  Univar, Inc., Term B Loan ..............................    5.00%       06/30/17            246,638
                                                                                                     --------------
                                                                                                          3,684,591
                                                                                                     --------------

                DIVERSIFIED SUPPORT SERVICES -- 0.6%
     1,228,114  SMG Holdings, Inc., Term Loan B ........................    4.50%       02/27/20          1,228,114
                                                                                                     --------------

                ELECTRIC UTILITIES -- 0.1%
       300,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                   Term Loan (Non-Extending) (g)........................    4.65%       10/10/14            228,375
                                                                                                     --------------

                ENVIRONMENTAL & FACILITIES SERVICES -- 0.8%
       750,000  ServiceMaster Co., Initial Term Loan ...................    4.25%       07/01/21            739,373
       796,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                   Term Loan (First Lien) ..............................    4.75%       01/15/21            795,339
                                                                                                     --------------
                                                                                                          1,534,712
                                                                                                     --------------

                HEALTH CARE EQUIPMENT -- 1.4%
       643,786  Biomet, Inc., Dollar Term B-2 Loan .....................    3.73%       07/25/17            642,537
       460,732  Carestream Health, Inc. (Onex Carestream Finance, L.P.),
                   Term Loan (First Lien 2013) .........................    5.00%       06/07/19            460,990
       776,596  DJO Finance LLC (ReAble Therapeutics Finance LLC), New
                   Tranche B Term Loan .................................    4.25%       09/15/17            777,015
       300,000  Ikaria, Inc., Initial Term Loan (First Lien) ...........    5.00%       02/12/21            300,189
       495,010  Kinetic Concepts, Inc., Dollar Term E-1 Loan ...........    4.00%       05/04/18            492,946
                                                                                                     --------------
                                                                                                          2,673,677
                                                                                                     --------------

                HEALTH CARE FACILITIES -- 1.4%
       796,000  CHS/Community Health Systems, Inc., 2021 Term D Loan ...    4.25%       01/27/21            796,796
       193,622  Select Medical Corp., Series E Tranche B Term Loan .....    5.00%       06/01/18            192,735
       300,000  Surgery Centers Holdings, Inc., 1st Lien Term Loan .....    5.25%       07/31/20            300,000
       664,898  Surgical Care Affiliates LLC, Class B Term
                   Loan - Extending ....................................    4.23%       12/29/17            659,911
       577,913  Surgical Care Affiliates LLC, Class C Incremental ......    4.00%       06/30/18            574,058
       246,875  United Surgical Partners International, Inc., New
                   Tranche B Term Loan .................................    4.75%       04/03/19            245,641
                                                                                                     --------------
                                                                                                          2,769,141
                                                                                                     --------------

                HEALTH CARE SERVICES -- 3.9%
       356,250  CareCore National LLC, Term Loan .......................    5.50%       03/05/21            357,736
       497,147  CHG Healthcare Services, Inc., Term Loan
                   (First Lien) ........................................    4.25%       11/19/19            496,526
     1,291,667  Curo Health Services Holdings, Inc., Initial Term Loan
                   (First Lien) ........................................    5.75%       06/08/20          1,272,291
       741,713  Envision Healthcare Corp. (Emergency Medical Services
                   Corp.), Initial Term Loan ...........................    4.00%       05/25/18            740,941
     1,996,241  Gentiva Health Services, Inc., Initial Term B Loan .....    6.50%       10/18/19          1,997,038


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                HEALTH CARE SERVICES (CONTINUED)
$      240,625  Gentiva Health Services, Inc., Initial Term C Loan .....    5.75%       10/18/18     $      239,949
     1,083,333  Healogics, Inc., Initial Term Loan (First Lien) ........    5.25%       07/01/21          1,080,896
       330,820  Heartland Dental Care LLC, Incremental Term Loan .......    5.50%       12/21/18            331,376
     1,117,495  U.S. Renal Care, Inc., Tranche B-2 Term Loan
                   (First Lien) ........................................    4.25%       07/03/19          1,114,232
                                                                                                     --------------
                                                                                                          7,630,985
                                                                                                     --------------

                HEALTH CARE SUPPLIES -- 0.2%
       473,679  Sage Products Holdings III LLC, Replacement Term Loan
                   (First Lien) ........................................    4.25%       12/13/19            473,978
                                                                                                     --------------

                HEALTH CARE TECHNOLOGY -- 1.7%
       900,000  Connolly Holdings, Inc., Initial Term Loan
                   (First Lien) ........................................    5.00%       05/14/21            904,950
       248,750  Healthport Technologies LLC (CT Technologies
                   Intermediate Holdings, Inc.), Term B ................    5.25%       10/04/19            249,372
       721,307  TriZetto Group, Inc. (TZ Merger Sub, Inc.),
                   Term Loan ...........................................    4.75%       05/02/18            721,906
       350,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term Loan
                   (Second Lien) .......................................    8.50%       03/28/19            351,750
       993,106  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                   Term Loan B .........................................    4.50%       05/31/19            983,175
                                                                                                     --------------
                                                                                                          3,211,153
                                                                                                     --------------

                HOME ENTERTAINMENT SOFTWARE -- 0.7%
     1,303,809  Activision Blizzard, Inc., Term Loan ...................    3.25%       10/12/20          1,300,849
                                                                                                     --------------

                HOMEFURNISHING RETAIL -- 1.4%
     2,726,250  Serta Simmons Holdings LLC, Term Loan B ................    4.25%       10/01/19          2,724,696
                                                                                                     --------------

                HOTELS, RESORTS & CRUISE LINES -- 1.4%
     1,071,264  Extended Stay America (ESH Hospitality, Inc.), Term
                   Loan ................................................    5.00%       06/24/19          1,083,316
     1,154,286  La Quinta Intermediate Holdings LLC, Initial Term
                   Loan ................................................    4.00%       04/14/21          1,149,242
       551,250  Orient Express Hotels (Belmond Interfin Ltd.), Dollar
                   Term Loan ...........................................    4.00%       03/19/21            552,286
                                                                                                     --------------
                                                                                                          2,784,844
                                                                                                     --------------

                HOUSEHOLD APPLIANCES -- 0.3%
       598,974  Alliance Laundry Systems LLC, Initial Term Loan
                   (First Lien) ........................................    4.25%       12/10/18            599,975
                                                                                                     --------------

                HYPERMARKETS & SUPER CENTERS -- 1.9%
       232,246  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                   Loan (Second Lien) ..................................    8.50%       03/26/20            235,149
     3,413,168  BJ's Wholesale Club, Inc., New 2013 (November)
                   Replacement Loan (First Lien) .......................    4.50%       09/26/19          3,392,553
                                                                                                     --------------
                                                                                                          3,627,702
                                                                                                     --------------

                INDUSTRIAL CONGLOMERATES -- 0.2%
       297,750  Gardner Denver, Inc., Initial Dollar Term Loan .........    4.25%       07/30/20            296,092
                                                                                                     --------------

                INDUSTRIAL MACHINERY -- 0.9%
     1,081,046  Filtration Group Corp., Term Loan (First Lien) .........    4.50%       11/20/20          1,081,943
       671,633  Husky Injection Molding Systems Ltd., New Term Loan ....    4.25%       06/30/21            671,915
                                                                                                     --------------
                                                                                                          1,753,858
                                                                                                     --------------

                INSURANCE BROKERS -- 1.6%
       442,047  Amwins Group LLC, New Term Loan (First Lien) ...........    5.00%       09/06/19            441,862
       879,559  Confie Seguros Holding II Co., Term B Loan
                   (First Lien) ........................................    5.75%       11/09/18            880,289
     1,369,193  HUB International Ltd., Initial Term Loan (New) ........    4.25%       10/02/20          1,362,594


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                INSURANCE BROKERS (CONTINUED)
$      346,502  USI, Inc. (Compass Investors, Inc.), Initial Term
                   Loan ................................................    4.25%       12/27/19     $      345,203
                                                                                                     --------------
                                                                                                          3,029,948
                                                                                                     --------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 2.9%
       494,201  Avaya, Inc., Term B-3 Loan .............................    4.66%       10/26/17            477,626
     1,886,994  Cincinnati Bell, Inc., Tranche B Term Loan .............    4.00%       09/10/20          1,881,105
     1,378,681  Numericable U.S. LLC, Dollar Denominated Tranche B-1
                   Loan.................................................    4.50%       05/21/20          1,380,184
     1,192,747  Numericable U.S. LLC, Dollar Denominated Tranche B-2
                   Loan.................................................    4.50%       05/21/20          1,194,047
       709,468  XO Communications LLC, Initial Term Loan ...............    4.25%       03/20/21            709,468
                                                                                                     --------------
                                                                                                          5,642,430
                                                                                                     --------------

                LEISURE FACILITIES -- 0.3%
       665,000  Planet Fitness Holdings LLC, Term Loan .................    4.75%       03/31/21            663,963
                                                                                                     --------------

                LIFE SCIENCES TOOLS & SERVICES -- 3.6%
     1,339,424  Immucor, Inc., Term B-2 Loan ...........................    5.00%       08/19/18          1,340,684
     2,350,317  inVentiv Health, Inc., TLB-4 ...........................    7.75%       05/15/18          2,362,068
     1,200,000  Millennium Laboratories LLC, Tranche B Term Loan .......    5.25%       04/16/21          1,200,000
     1,583,333  Ortho-Clinical Diagnostics, Inc., Initial Term Loan ....    4.75%       06/30/21          1,579,375
       550,000  Sterigenics International (STHI Intermediate Holding
                   Corp.), Term Loan B .................................    4.50%       08/06/21            547,597
                                                                                                     --------------
                                                                                                          7,029,724
                                                                                                     --------------

                METAL & GLASS CONTAINERS -- 0.7%
     1,246,875  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance
                   S.A.), New Term Loan ................................    4.00%       12/17/19          1,241,165
       300,000  Mauser Holdings GmBH, 1st Lien Term Loan ...............    4.50%       06/30/21            298,314
                                                                                                     --------------
                                                                                                          1,539,479
                                                                                                     --------------

                MOVIES & ENTERTAINMENT -- 2.1%
     2,742,484  Formula One (Alpha Topco Ltd.), Term Loan B ............    4.75%       07/30/21          2,723,643
        50,000  Lions Gate Entertainment Corp., Loan ...................    5.00%       07/19/20             50,625
       500,000  Metro-Goldwyn-Mayer Studios, Loan (Second Lien) ........    5.13%       06/26/20            504,585
       100,000  TWCC Holding Corp., Term Loan (Second Lien) ............    7.00%       06/26/20             98,250
       750,000  WME IMG Worldwide, Inc., Term Loan (First Lien) ........    5.25%       05/06/21            743,625
                                                                                                     --------------
                                                                                                          4,120,728
                                                                                                     --------------

                OIL & GAS EXPLORATION & PRODUCTION -- 0.4%
       361,111  American Energy Marcellus Holdings LLC, 2nd Lien TL ....    8.50%       08/04/21            361,562
       400,000  American Energy Marcellus Holdings LLC, Term Loan B ....    5.25%       08/04/20            398,500
                                                                                                     --------------
                                                                                                            760,062
                                                                                                     --------------

                OIL & GAS REFINING & MARKETING -- 0.1%
       200,000  CITGO Petroleum Corp., Term Loan B .....................    4.50%       07/23/21            200,666
                                                                                                     --------------

                OTHER DIVERSIFIED FINANCIAL SERVICES -- 2.6%
     2,091,821  First Data Corp., 2021 New Dollar Term Loan ............    4.16%       03/24/21          2,080,712
       560,762  Guggenheim Partners Investment Management Holdings LLC,
                   Initial Term Loan ...................................    4.00%       07/22/20            559,361
       672,743  Moneygram International, Inc., Term Loan ...............    4.25%       03/27/20            660,802

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                OTHER DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      576,650  National Financial Partners Corp., Term Loan B
                   (July 2014) .........................................    4.50%       07/01/20     $      574,245
       995,000  Santander Asset Management (SAM Finance Lux S.A.R.L.),
                   Dollar Term Loan ....................................    4.25%       12/17/20            995,627
       241,358  Transfirst Holdings, Inc., Term B-2 Loan (First Lien) ..    4.00%       12/27/17            239,548
                                                                                                     --------------
                                                                                                          5,110,295
                                                                                                     --------------

                PACKAGED FOODS & MEATS -- 3.9%
       990,013  Blue Buffalo Co. Ltd., Term B-3 Loan ...................    4.00%       08/08/19            989,597
       768,704  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B ...    4.50%       07/09/20            768,066
       398,000  Del Monte Foods, Inc., Initial Loan (First Lien) .......    4.25%       02/18/21            394,685
       646,222  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                   Initial Term Loan ...................................    7.50%       06/06/18            639,759
     2,715,386  H.J. Heinz Co., Term B-2 Loan ..........................    3.50%       06/05/20          2,713,837
       562,500  Hearthside Food Solutions LLC, Term Loan ...............    4.50%       06/02/21            561,623
       434,219  JBS USA LLC, Incremental Term Loan .....................    3.75%       09/18/20            428,791
     1,119,425  New HB Acquisition LLC, Term B Loan ....................    6.75%       04/09/20          1,151,609
                                                                                                     --------------
                                                                                                          7,647,967
                                                                                                     --------------

                PAPER PACKAGING -- 0.3%
       298,500  Exopack Holding Corp., Term Loan B .....................    5.25%       04/30/19            301,300
       247,500  Reynolds Group Holdings, Inc., Incremental U.S. Term
                   Loan ................................................    4.00%       12/01/18            246,777
                                                                                                     --------------
                                                                                                            548,077
                                                                                                     --------------

                PHARMACEUTICALS -- 2.7%
       187,500  Akorn, Inc., Add-on Term Loan ..........................    4.50%       04/17/21            187,266
       227,273  Akorn, Inc., Loan ......................................    4.50%       04/17/21            226,705
       666,667  Catalent Pharma Solutions, Inc., Dollar Term Loan ......    4.50%       05/20/21            668,053
     2,072,887  Par Pharmaceutical Cos., Inc., Term B-2 Loan ...........    4.00%       09/30/19          2,063,558
       600,000  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial
                   Dollar Term Loan ....................................    4.25%       03/11/21            593,628
       390,000  Salix Pharmaceuticals Ltd., Term Loan ..................    4.25%       01/02/20            391,244
     1,199,304  Valeant Pharmaceuticals International, Inc., Series E-1
                   Tranche B Term Loan .................................    3.75%       08/05/20          1,194,962
                                                                                                     --------------
                                                                                                          5,325,416
                                                                                                     --------------

                PROPERTY & CASUALTY INSURANCE -- 0.5%
       394,987  Cunningham Lindsey U.S., Inc., Initial Term Loan
                   (First Lien) ........................................    5.00%       12/10/19            392,685
       600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                   (Second Lien) .......................................    6.75%       02/28/22            598,248
                                                                                                     --------------
                                                                                                            990,933
                                                                                                     --------------

                PUBLISHING -- 0.8%
       399,000  Cengage Learning Acquisitions, Inc., Term Loan .........    7.00%       03/15/20            400,827
     1,246,875  Mergermarket USA, Inc., 2014 Incremental Term Loan .....    4.50%       02/04/21          1,225,055
                                                                                                     --------------
                                                                                                          1,625,882
                                                                                                     --------------

                REAL ESTATE OPERATING COMPANIES -- 0.8%
     1,500,000  ClubCorp Club Operations, Inc., New Term Loan ..........    4.00%       07/24/20          1,491,570
                                                                                                     --------------

                REAL ESTATE SERVICES -- 0.1%
       161,634  Realogy Corp., Initial Term B Loan 2014 ................    3.75%       03/05/20            160,018
                                                                                                     --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                RESEARCH & CONSULTING SERVICES -- 1.9%
$      645,245  Acosta, Inc., Term B Loan (2013) .......................    4.25%       03/02/18     $      644,922
        29,032  Advantage Sales,& Marketing, Inc., Delayed Draw Term
                   Loan ................................................    4.25%       07/01/21             28,858
       870,968  Advantage Sales & Marketing, Inc., Term Loan B
                   (July 2014) .........................................    4.25%       07/21/21            865,742
       399,000  CPA Global (Redtop Acquisitions Ltd.), Initial Dollar
                   Term Loan (First Lien) ..............................    4.50%       12/03/20            400,995
       413,596  Information Resources, Inc., Term Loan .................    4.75%       09/30/20            413,856
     1,396,500  TransUnion LLC, 2014 Replacement Term Loan .............    4.00%       04/09/21          1,391,012
                                                                                                     --------------
                                                                                                          3,745,385
                                                                                                     --------------

                RESTAURANTS -- 0.9%
       414,583  Arby's Restaurant Group (ARG IH Corp.), Term Loan ......    5.00%       11/15/20            413,290
       250,000  Dave & Buster's, Inc., Term Loan B .....................    4.50%       07/23/20            249,845
       689,207  Focus Brands, Inc., Refinancing Term Loan (First
                   Lien) ...............................................    4.25%       02/21/18            688,056
       428,571  Red Lobster Management LLC, Term Loan B ................    6.25%       07/31/21            426,429
                                                                                                     --------------
                                                                                                          1,777,620
                                                                                                     --------------

                SECURITY & ALARM SERVICES -- 0.6%
       252,720  Garda World Security Corp., Term B Delayed Draw Loan ...    4.00%       11/06/20            251,931
       987,905  Garda World Security Corp., Term Loan B ................    4.00%       10/18/20            984,823
                                                                                                     --------------
                                                                                                          1,236,754
                                                                                                     --------------

                SEMICONDUCTORS -- 3.0%
     1,750,000  Avago Technologies Cayman Ltd., Term Loan ..............    3.75%       05/06/21          1,744,750
     1,636,890  Freescale Semiconductor, Inc., Tranche B-4 Term Loan ...    4.25%       02/28/20          1,627,347
     2,400,669  Freescale Semiconductor, Inc., Tranche B5 Term Loan ....    5.00%       01/15/21          2,399,660
                                                                                                     --------------
                                                                                                          5,771,757
                                                                                                     --------------

                SPECIALIZED CONSUMER SERVICES -- 1.7%
     3,005,751  Asurion LLC, Incremental Tranche B-1 Term Loan .........    5.00%       05/24/19          3,013,566
       352,941  Asurion LLC, Term Loan (Second Lien) ...................    8.50%       03/03/21            361,472
                                                                                                     --------------
                                                                                                          3,375,038
                                                                                                     --------------

                SPECIALIZED FINANCE -- 1.3%
       486,696  AlixPartners LLP, 2014 January Replacement Term B-2 Loan
                   (First Lien) ........................................    4.00%       07/10/20            484,871
     1,381,015  Duff & Phelps Corp., Initial Term Loan .................    4.50%       04/23/20          1,380,587
       673,125  FLY Leasing Ltd. (Fly Funding II S.A.R.L.), Loan .......    4.50%       08/09/19            673,125
                                                                                                     --------------
                                                                                                          2,538,583
                                                                                                     --------------

                SPECIALTY CHEMICALS -- 1.4%
       281,409  Arizona Chemical (AZ Chem US, Inc.), Initial Term
                   Loan ................................................    5.75%       06/10/22            282,642
       794,487  Axalta Coating Systems U.S. Holdings, Inc., Refinanced
                   Term B Loan .........................................    3.75%       02/01/20            789,093
       400,000  Emerald Performance Materials LLC, Term Loan B .........    4.50%       07/31/21            399,332
     1,000,000  NuSil Technology LLC, Term Loan ........................    5.25%       04/07/17            980,000
        72,289  Polymer Group, Inc., Amendment No. 1 Delayed Draw
                   Incremental Loan (h) ................................    2.13%(i)    12/19/19             72,470
       212,890  Polymer Group, Inc., Initial Loan ......................    5.25%       12/19/19            213,290
                                                                                                     --------------
                                                                                                          2,736,827
                                                                                                     --------------

                SPECIALTY STORES -- 0.2%
       498,652  Toys "R" US-Delaware, Inc., Initial Loan ...............    6.00%       09/01/16            458,137
                                                                                                     --------------

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                              STATED
    VALUE                             DESCRIPTION                          RATE (a)   MATURITY (b)       VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                SYSTEMS SOFTWARE -- 3.7%
$      224,677  Applied Systems, Inc., Initial Term Loan
                   (First Lien) ........................................    4.25%       01/25/21     $      223,779
       225,000  Applied Systems,,Inc., Initial Term Loan
                   (Second Lien) .......................................    7.50%       01/24/22            227,138
       572,816  Blue Coat Systems, Inc., New Term Loan .................    4.00%       05/31/19            571,143
     5,053,658  BMC Software Finance, Inc., Initial US Term Loan .......    5.00%       09/10/20          5,015,755
       485,062  Vertafore, Inc., Term Loan 2013 ........................    4.25%       10/03/19            484,659
       772,565  Websense, Inc., Term Loan (First Lien) .................    4.50%       06/25/20            773,051
                                                                                                     --------------
                                                                                                          7,295,525
                                                                                                     --------------

                TIRES & RUBBER -- 0.3%
       500,000  Goodyear Tire & Rubber (The) Co., Loan (Second Lien) ...    4.75%       04/30/19            501,405
                                                                                                     --------------

                WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       386,832  Syniverse Holdings, Inc., Term Loan B (Sept 2013) ......    4.00%       04/23/19            384,577
                                                                                                     --------------

                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..........................................     165,314,054
                (Cost $165,721,129)                                                                  --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                 STATED        STATED
    VALUE                                DESCRIPTION                        COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
CORPORATE BONDS -- 8.7%

                AEROSPACE & DEFENSE -- 0.1%
$      250,000  GenCorp, Inc. ..........................................    7.13%       03/15/21     $      271,825
                                                                                                     --------------

                APPLICATION SOFTWARE -- 0.5%
        63,000  Audatex North America, Inc. (c).........................    6.00%       06/15/21             66,308
        62,000  Audatex North America, Inc. (c).........................    6.13%       11/01/23             65,100
       750,000  Infor Software Parent LLC / Infor Software Parent,
                   Inc. (c) (e).........................................    7.13%       05/01/21            746,250
                                                                                                     --------------
                                                                                                            877,658
                                                                                                     --------------

                CABLE & SATELLITE -- 0.3%
       500,000  CCO Holdings LLC / CCO Holdings Capital Corp. ..........    6.50%       04/30/21            521,875
                                                                                                     --------------

                CASINOS & GAMING -- 0.3%
       600,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                   Properties Finance, Inc. (c).........................    9.38%       05/01/22            605,625
                                                                                                     --------------

                DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
       250,000  KB Home ................................................    7.00%       12/15/21            269,375
                                                                                                     --------------

                HEALTH CARE EQUIPMENT -- 0.4%
        83,000  Alere, Inc. ............................................    6.50%       06/15/20             85,283
       300,000  Kinetic Concepts, Inc. / KCI USA, Inc. .................   10.50%       11/01/18            333,000
       250,000  Kinetic Concepts, Inc. / KCI USA, Inc. .................   12.50%       11/01/19            280,950
                                                                                                     --------------
                                                                                                            699,233
                                                                                                     --------------

                HEALTH CARE FACILITIES -- 2.8%
     2,665,000  CHS/Community Health Systems, Inc. (c)..................    6.88%       02/01/22          2,738,287
     1,500,000  Select Medical Corp. ...................................    6.38%       06/01/21          1,545,000
       170,000  Tenet Healthcare Corp. .................................    6.00%       10/01/20            178,075
       750,000  Tenet Healthcare Corp. .................................    8.13%       04/01/22            840,000
       250,000  Vantage Oncology LLC / Vantage Oncology Finance
                   Co. (c)..............................................    9.50%       06/15/17            243,750
                                                                                                     --------------
                                                                                                          5,545,112
                                                                                                     --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                 STATED        STATED
    VALUE                                DESCRIPTION                        COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
CORPORATE BONDS (CONTINUED)

                HEALTH CARE SERVICES -- 0.1%
$      250,000  DaVita HealthCare Partners, Inc. .......................    5.13%       07/15/24     $      246,719
                                                                                                     --------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 0.3%
       625,000  T-Mobile USA, Inc. .....................................    6.73%       04/28/22            657,031
                                                                                                     --------------

                LIFE SCIENCES TOOLS & SERVICES -- 1.4%
     2,375,000  Crimson Merger Sub, Inc. (c)............................    6.63%       05/15/22          2,271,093
       500,000  inVentiv Health, Inc. (c)...............................   11.00%       08/15/18            453,750
                                                                                                     --------------
                                                                                                          2,724,843
                                                                                                     --------------

                OIL & GAS EXPLORATION & PRODUCTION -- 0.2%
       250,000  American Energy-Permian Basin LLC / AEPB Finance
                   Corp. (c) (d)........................................    6.74%       08/01/19            241,563
       125,000  American Energy-Permian Basin LLC / AEPB Finance
                   Corp. (c)............................................    7.38%       11/01/21            120,781
                                                                                                     --------------
                                                                                                            362,344
                                                                                                     --------------

                OIL & GAS STORAGE & TRANSPORTATION -- 0.0%
        63,000  Crestwood Midstream Partners LP / Crestwood Midstream
                   Finance Corp. (c)....................................    6.13%       03/01/22             65,363
                                                                                                     --------------

                OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.3%
       500,000  Icahn Enterprises LP / Icahn Enterprises Finance Corp...    6.00%       08/01/20            523,750
                                                                                                     --------------

                PACKAGED FOODS & MEATS -- 0.1%
       125,000  Post Holdings, Inc. (c).................................    6.75%       12/01/21            130,156
                                                                                                     --------------

                PHARMACEUTICALS -- 0.2%
       400,000  Par Pharmaceutical Cos., Inc............................    7.38%       10/15/20            429,000
                                                                                                     --------------

                RESTAURANTS -- 0.2%
       300,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard
                   Rock International LLC (c)...........................    5.88%       05/15/21            292,500
                                                                                                     --------------

                SEMICONDUCTOR EQUIPMENT -- 0.3%
       500,000  Micron Technology, Inc. (c).............................    5.88%       02/15/22            526,250
                                                                                                     --------------

                SEMICONDUCTORS -- 0.0%
        85,000  Freescale Semiconductor, Inc. (c).......................    6.00%       01/15/22             87,763
                                                                                                     --------------

                SPECIALTY CHEMICALS -- 0.4%
       750,000  Hexion U.S. Finance Corp. ..............................    6.63%       04/15/20            783,750
                                                                                                     --------------

                TRADING COMPANIES & DISTRIBUTORS -- 0.3%
       600,000  BlueLine Rental Finance Corp. (c).......................    7.00%       02/01/19            625,500
                                                                                                     --------------

                WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
       250,000  Sprint Corp. (c)........................................    7.25%       09/15/21            267,188
       500,000  Sprint Corp. (c)........................................    7.88%       09/15/23            536,249
                                                                                                     --------------
                                                                                                            803,437
                                                                                                     --------------
                TOTAL CORPORATE BONDS..............................................................      17,049,109
                (Cost $17,067,253)                                                                   --------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                 STATED        STATED
    VALUE                                DESCRIPTION                        COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------  ----------  -------------  --------------
FOREIGN CORPORATE BONDS -- 2.1%

                AEROSPACE & DEFENSE -- 0.2%
$      334,000  Bombardier, Inc. (c)....................................    6.00%       10/15/22     $      327,738
                                                                                                     --------------

                DIVERSIFIED CHEMICALS -- 0.4%
       250,000  INEOS Group Holdings SA (c).............................    5.88%       02/15/19            253,125
       550,000  INEOS Group Holdings SA (c).............................    6.13%       08/15/18            557,563
                                                                                                     --------------
                                                                                                            810,688
                                                                                                     --------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 0.4%
       250,000  Numericable Group SA (c)................................    4.88%       05/15/19            251,563
       500,000  Numericable Group SA (c)................................    6.00%       05/15/22            503,125
                                                                                                     --------------
                                                                                                            754,688
                                                                                                     --------------

                METAL & GLASS CONTAINERS -- 0.2%
        62,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                   Inc. (c).............................................    6.25%       01/31/19             62,000
       373,588  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                   Inc. (c).............................................    7.00%       11/15/20            369,852
                                                                                                     --------------
                                                                                                            431,852
                                                                                                     --------------

                OIL & GAS EQUIPMENT & SERVICES -- 0.2%
       500,000  Niska Gas Storage Canada ULC / Niska Gas Storage Canada
                   Finance Corp. (c)....................................    6.50%       04/01/19            476,875
                                                                                                     --------------

                PHARMACEUTICALS -- 0.4%
       700,000  Capsugel SA (c) (f).....................................    7.00%       05/15/19            706,563
                                                                                                     --------------

                SECURITY & ALARM SERVICES -- 0.3%
       500,000  Garda World Security Corp. (c)..........................    7.25%       11/15/21            511,250
                                                                                                     --------------

                TOTAL FOREIGN CORPORATE BONDS......................................................       4,019,654
                (Cost $4,041,703)                                                                    --------------

                TOTAL INVESTMENTS -- 95.6%.........................................................     186,382,817
                (Cost $186,830,085) (j)
                NET OTHER ASSETS AND LIABILITIES -- 4.4%...........................................       8,635,126
                                                                                                     --------------
                NET ASSETS -- 100.0%...............................................................  $  195,017,943
                                                                                                     ==============

                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

---------------------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2014. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $14,103,130 or 7.2% of net assets.

(d) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2014.

(e) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.13% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(f) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.000% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(g)   This issuer has filed for protection in federal bankruptcy court.

(h) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Quarterly Portfolio of Investments.

(i)   Represents commitment fee rate on Unfunded Loan Commitment.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $474,848 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $922,116.

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):


                                                                                         LEVEL 2          LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        7/31/2014         PRICES          INPUTS           INPUTS
                                                      --------------   ------------   --------------   --------------
Senior Floating-Rate Loan Interests*...............   $  165,314,054   $         --   $  165,314,054   $           --
Corporate Bonds*    ...............................       17,049,109             --       17,049,109               --
Foreign Corporate Bonds*...........................        4,019,654             --        4,019,654               --
                                                      --------------   ------------   --------------   --------------
Total Investments   ...............................   $  186,382,817   $         --   $  186,382,817   $           --
                                                      ==============   ============   ==============   ==============


* See Portfolio of Investments for industry breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.


                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The NASDAQ(R) Stock Market, LLC ("NASDAQ").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.


1 The terms "security" and "securities" used throughout the Notes to Quarterly Portfolio of Investments include Senior Loans.

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           JULY 31, 2014 (UNAUDITED)


      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's/issuer's competitive position within the industry;

     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.


Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           JULY 31, 2014 (UNAUDITED)


                  not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014 is included with the Fund's Portfolio of Investment.


B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of July 31, 2014.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $25,473 as of July 31, 2014.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS -- 70.8%

                AEROSPACE & DEFENSE -- 1.3%
$      100,000  Alliant Techsystems, Inc. (a)...........................     5.25%       10/01/21    $     102,500
       900,000  GenCorp, Inc. (b).......................................     7.13%       03/15/21          978,570
     1,000,000  TransDigm, Inc. (a).....................................     6.00%       07/15/22        1,006,250
       500,000  TransDigm, Inc. (a).....................................     6.50%       07/15/24          505,625
                                                                                                     -------------
                                                                                                         2,592,945
                                                                                                     -------------

                AGRICULTURAL PRODUCTS -- 0.9%
     1,625,000  Pinnacle Operating Corp. (a)............................     9.00%       11/15/20        1,750,937
                                                                                                     -------------

                AIRLINES -- 1.1%
     2,060,000  United Continental Holdings, Inc. ......................     6.38%       06/01/18        2,209,350
                                                                                                     -------------

                ALTERNATIVE CARRIERS -- 1.6%
     2,650,000  DigitalGlobe, Inc. (a) (b)..............................     5.25%       02/01/21        2,606,937
       500,000  Level 3 Escrow II, Inc. (a).............................     5.38%       08/15/22          491,875
                                                                                                     -------------
                                                                                                         3,098,812
                                                                                                     -------------

                APPLICATION SOFTWARE -- 3.0%
       400,000  ACI Worldwide, Inc. (a) (b).............................     6.38%       08/15/20          423,000
       625,000  Audatex North America, Inc. (a) (b).....................     6.00%       06/15/21          657,812
       125,000  Audatex North America, Inc. (a).........................     6.13%       11/01/23          131,250
       400,000  Epicor Software Corp. ..................................     8.63%       05/01/19          428,000
     3,500,000  Infor Software Parent LLC / Infor Software Parent,
                   Inc. (a) (b) (c) ....................................     7.13%       05/01/21        3,482,500
       600,000  Infor US, Inc. (b)......................................     9.38%       04/01/19          657,750
                                                                                                     -------------
                                                                                                         5,780,312
                                                                                                     -------------

                AUTO PARTS & EQUIPMENT -- 0.4%
       425,000  American Axle & Manufacturing, Inc. (b).................     7.75%       11/15/19          484,500
       250,000  Dana Holding Corp. .....................................     5.38%       09/15/21          257,500
                                                                                                     -------------
                                                                                                           742,000
                                                                                                     -------------

                AUTOMOBILE MANUFACTURERS -- 0.7%
       200,000  Chrysler Group LLC / CG Co-Issuer, Inc. ................     8.00%       06/15/19          214,000
     1,100,000  Chrysler Group LLC / CG Co-Issuer, Inc. (b).............     8.25%       06/15/21        1,215,500
                                                                                                     -------------
                                                                                                         1,429,500
                                                                                                     -------------

                BROADCASTING -- 4.4%
     2,700,000  Gray Television, Inc. ..................................     7.50%       10/01/20        2,838,375
       100,000  Mediacom Broadband LLC / Mediacom Broadband Corp. (a)...     5.50%       04/15/21          101,375
       812,000  Nexstar Broadcasting, Inc. .............................     6.88%       11/15/20          864,780
       495,000  Sinclair Television Group, Inc. ........................     5.38%       04/01/21          498,094
     1,400,000  Sinclair Television Group, Inc. ........................     6.38%       11/01/21        1,477,000
     1,500,000  Sinclair Television Group, Inc. ........................     6.13%       10/01/22        1,556,250
     1,000,000  Sinclair Television Group, Inc. (a).....................     5.63%       08/01/24          991,250
       300,000  Univision Communications, Inc. (a)......................     5.13%       05/15/23          309,750
                                                                                                     -------------
                                                                                                         8,636,874
                                                                                                     -------------

                BUILDING PRODUCTS -- 1.4%
       500,000  Allegion US Holding Co., Inc. (b).......................     5.75%       10/01/21          527,500
       125,000  American Builders & Contractors Supply Co., Inc. (a)....     5.63%       04/15/21          125,625
       300,000  BC Mountain LLC / BC Mountain Finance, Inc. (a) (b).....     7.00%       02/01/21          289,500
       500,000  Cemex Finance LLC (a)...................................     6.00%       04/01/24          501,250
       500,000  Hillman Group (The), Inc. (a)...........................     6.38%       07/15/22          495,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS (CONTINUED)

                BUILDING PRODUCTS (CONTINUED)
$      500,000  Unifrax I LLC / Unifrax Holding Co. (a).................     7.50%       02/15/19    $     522,500
       250,000  Unifrax I LLC / Unifrax Holding Co. (a) (b).............     7.50%       02/15/19          261,250
                                                                                                     -------------
                                                                                                         2,722,625
                                                                                                     -------------

                CABLE & SATELLITE -- 2.3%
     1,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. ..........     6.50%       04/30/21        1,565,625
     2,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                   Corp. (a)............................................     6.38%       09/15/20        2,070,000
     1,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                   Corp. (a) (b)........................................     5.13%       12/15/21          967,500
                                                                                                     -------------
                                                                                                         4,603,125
                                                                                                     -------------

                CASINOS & GAMING -- 4.8%
     1,000,000  Caesars Entertainment Resort Properties LLC (a).........     8.00%       10/01/20        1,030,000
     1,900,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                   Properties Finance, Inc. (a).........................     9.38%       05/01/22        1,917,813
       125,000  Churchill Downs, Inc. (a)...............................     5.38%       12/15/21          126,934
     3,100,000  MGM Resorts International (b)...........................     7.75%       03/15/22        3,572,749
       400,000  Pinnacle Entertainment, Inc. (b)........................     7.50%       04/15/21          424,000
       750,000  Pinnacle Entertainment, Inc. ...........................     6.38%       08/01/21          776,250
     1,385,000  Station Casinos LLC (b).................................     7.50%       03/01/21        1,471,563
                                                                                                     -------------
                                                                                                         9,319,309
                                                                                                     -------------

                COMMODITY CHEMICALS -- 0.9%
     1,650,000  Tronox Finance LLC (b)..................................     6.38%       08/15/20        1,674,750
                                                                                                     -------------

                COMMUNICATIONS EQUIPMENT -- 0.4%
       700,000  Alcatel-Lucent USA, Inc. (a) (b)........................     6.75%       11/15/20          717,500
                                                                                                     -------------

                CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.3%
       550,000  Oshkosh Corp. ..........................................     5.38%       03/01/22          565,125
                                                                                                     -------------

                CONSUMER FINANCE -- 0.6%
       125,000  Nationstar Mortgage LLC / Nationstar Capital Corp. .....     6.50%       08/01/18          124,375
     1,000,000  Ocwen Financial Corp. (a)...............................     6.63%       05/15/19        1,025,000
                                                                                                     -------------
                                                                                                         1,149,375
                                                                                                     -------------

                DISTRIBUTORS -- 0.1%
       200,000  WESCO Distribution, Inc. ...............................     5.38%       12/15/21          205,500
                                                                                                     -------------

                DIVERSIFIED REAL ESTATE ACTIVITIES -- 2.1%
     3,310,000  KB Home (b).............................................     7.00%       12/15/21        3,566,525
       500,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                   Inc. (a).............................................     5.25%       04/15/21          495,000
                                                                                                     -------------
                                                                                                         4,061,525
                                                                                                     -------------

                DIVERSIFIED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.4%
       325,000  iStar Financial, Inc. (b)...............................     9.00%       06/01/17          369,687
       250,000  iStar Financial, Inc. ..................................     4.88%       07/01/18          248,750
       100,000  iStar Financial, Inc. ..................................     5.00%       07/01/19           99,000
                                                                                                     -------------
                                                                                                           717,437
                                                                                                     -------------

                FOOD DISTRIBUTORS -- 0.2%
       388,000  KeHE Distributors LLC / KeHE Finance Corp. (a)..........     7.63%       08/15/21          418,797
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS (CONTINUED)

                HEALTH CARE EQUIPMENT -- 2.2%
$      834,000  Alere, Inc. (b).........................................     6.50%       06/15/20    $     856,935
       350,000  DJO Finance LLC / DJO Finance Corp. (b).................     7.75%       04/15/18          362,250
       750,000  Kinetic Concepts, Inc. / KCI USA, Inc. .................    10.50%       11/01/18          832,500
     2,000,000  Kinetic Concepts, Inc. / KCI USA, Inc. .................    12.50%       11/01/19        2,247,600
                                                                                                     -------------
                                                                                                         4,299,285
                                                                                                     -------------

                HEALTH CARE FACILITIES -- 9.3%
     1,200,000  Amsurg Corp. (a)........................................     5.63%       07/15/22        1,212,000
     4,475,000  CHS/Community Health Systems, Inc. (a) (b)..............     6.88%       02/01/22        4,598,062
       845,000  HCA Holdings, Inc. (b)..................................     6.25%       02/15/21          894,010
     1,000,000  HCA Holdings, Inc. .....................................     7.75%       05/15/21        1,081,250
       270,000  HealthSouth Corp. (b)...................................     7.75%       09/15/22          289,575
     1,000,000  Kindred Healthcare, Inc. (a)............................     6.38%       04/15/22          995,000
     1,250,000  LifePoint Hospitals, Inc. (a)...........................     5.50%       12/01/21        1,281,250
     3,000,000  Select Medical Corp. ...................................     6.38%       06/01/21        3,090,000
       500,000  Tenet Healthcare Corp. .................................     6.00%       10/01/20          523,750
     3,500,000  Tenet Healthcare Corp. (b)..............................     8.13%       04/01/22        3,920,000
       250,000  Vantage Oncology LLC / Vantage Oncology Finance
                   Co. (a)..............................................     9.50%       06/15/17          243,750
                                                                                                     -------------
                                                                                                        18,128,647
                                                                                                     -------------

                HEALTH CARE SERVICES -- 0.2%
       500,000  DaVita HealthCare Partners, Inc. .......................     5.13%       07/15/24          493,437
                                                                                                     -------------

                HEALTH CARE TECHNOLOGY -- 0.2%
       305,000  MedAssets, Inc. ........................................     8.00%       11/15/18          319,488
                                                                                                     -------------

                HOME ENTERTAINMENT SOFTWARE -- 0.3%
       375,000  Activision Blizzard, Inc. (a) (b).......................     5.63%       09/15/21          394,688
       125,000  Activision Blizzard, Inc. (a) (b).......................     6.13%       09/15/23          135,000
                                                                                                     -------------
                                                                                                           529,688
                                                                                                     -------------

                HOMEFURNISHING RETAIL -- 0.9%
     1,730,000  Serta Simmons Holdings LLC (a)..........................     8.13%       10/01/20        1,829,475
                                                                                                     -------------

                HYPERMARKETS & SUPER CENTERS -- 0.2%
       500,000  C&S Group Enterprises LLC (a)...........................     5.38%       07/15/22          493,750
                                                                                                     -------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.2%
       555,000  Calpine Corp. (a) (b)...................................     7.88%       01/15/23          603,563
     1,109,000  NRG Energy, Inc. .......................................     7.88%       05/15/21        1,208,810
       500,000  NRG Energy, Inc. (a)....................................     6.25%       07/15/22          517,500
                                                                                                     -------------
                                                                                                         2,329,873
                                                                                                     -------------

                INDUSTRIAL MACHINERY -- 0.8%
     1,650,000  Signode Industrial Group Lux SA/Signode Industrial
                   Group US, Inc. (a)...................................     6.38%       05/01/22        1,629,375
                                                                                                     -------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 1.9%
       825,000  Cincinnati Bell, Inc. (b)...............................     8.38%       10/15/20          899,250
       150,000  T-Mobile USA, Inc. .....................................     5.25%       09/01/18          155,063
       500,000  T-Mobile USA, Inc. .....................................     6.54%       04/28/20          524,375
       560,000  T-Mobile USA, Inc. .....................................     6.73%       04/28/22          588,700
       500,000  T-Mobile USA, Inc. .....................................     6.63%       04/01/23          527,500
       400,000  Windstream Corp. (b)....................................     7.75%       10/15/20          430,000
       500,000  Windstream Corp. .......................................     7.75%       10/01/21          541,875
                                                                                                     -------------
                                                                                                         3,666,763
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS (CONTINUED)

                IT CONSULTING & OTHER SERVICES -- 0.1%
$      159,000  West Corp. (b)..........................................     7.88%       01/15/19    $     167,049
                                                                                                     -------------

                LEISURE FACILITIES -- 0.7%
       750,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                   Management Corp. (b).................................     5.25%       03/15/21          761,250
       550,000  Six Flags Entertainment Corp. (a).......................     5.25%       01/15/21          548,625
                                                                                                     -------------
                                                                                                         1,309,875
                                                                                                     -------------

                LIFE SCIENCES TOOLS & SERVICES -- 2.8%
     3,750,000  Crimson Merger Sub, Inc. (a) (b)........................     6.63%       05/15/22        3,585,937
     1,450,000  Immucor, Inc. (b).......................................    11.13%       08/15/19        1,602,250
       400,000  inVentiv Health, Inc. (a)...............................    11.00%       08/15/18          363,000
                                                                                                     -------------
                                                                                                         5,551,187
                                                                                                     -------------

                MANAGED HEALTH CARE -- 0.1%
       100,000  Health Net, Inc. (b)....................................     6.38%       06/01/17          109,250
                                                                                                     -------------

                MOVIES & ENTERTAINMENT -- 0.8%
       125,000  Cinemark USA, Inc. (b)..................................     4.88%       06/01/23          122,813
     1,100,000  Live Nation Entertainment, Inc. (a).....................     5.38%       06/15/22        1,105,500
       250,000  Regal Entertainment Group ..............................     5.75%       03/15/22          256,250
                                                                                                     -------------
                                                                                                         1,484,563
                                                                                                     -------------

                OFFICE REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
       375,000  DuPont Fabros Technology LP ............................     5.88%       09/15/21          384,375
                                                                                                     -------------

                OIL & GAS EXPLORATION & PRODUCTION -- 2.1%
       500,000  American Energy-Permian Basin LLC / AEPB Finance
                   Corp. (a)............................................     7.13%       11/01/20          483,125
       250,000  American Energy-Permian Basin LLC / AEPB Finance
                   Corp. (a)............................................     7.38%       11/01/21          241,563
     1,000,000  Antero Resources Corp. (a) (b)..........................     5.13%       12/01/22          998,750
       250,000  Antero Resources Finance Corp. .........................     5.38%       11/01/21          254,063
       500,000  Denbury Resources, Inc. ................................     5.50%       05/01/22          491,875
       250,000  Oasis Petroleum, Inc. (a)...............................     6.88%       03/15/22          271,875
       700,000  Rice Energy, Inc. (a)...................................     6.25%       05/01/22          696,500
       250,000  Rosetta Resources, Inc. ................................     5.88%       06/01/24          255,313
       125,000  Sanchez Energy Corp. (a)................................     6.13%       01/15/23          125,000
       250,000  Whiting Petroleum Corp. ................................     5.75%       03/15/21          273,750
                                                                                                     -------------
                                                                                                         4,091,814
                                                                                                     -------------

                OIL & GAS REFINING & MARKETING -- 0.5%
       750,000  CITGO Petroleum Corp. (a)...............................     6.25%       08/15/22          774,375
       187,500  Murphy Oil USA, Inc. ...................................     6.00%       08/15/23          198,281
                                                                                                     -------------
                                                                                                           972,656
                                                                                                     -------------

                OIL & GAS STORAGE & TRANSPORTATION -- 3.0%
       500,000  Atlas Pipeline Partners LP / Atlas Pipeline Finance
                   Corp. (b)............................................     6.63%       10/01/20          522,500
       625,000  Crestwood Midstream Partners LP / Crestwood Midstream
                   Finance Corp. (a) (b)................................     6.13%       03/01/22          648,438
       500,000  Hiland Partners LP / Hiland Partners Finance
                   Corp. (a)............................................     5.50%       05/15/22          498,750


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS (CONTINUED)

                OIL & GAS STORAGE & TRANSPORTATION (CONTINUED)
$    1,750,000  Holly Energy Partners LP / Holly Energy Finance
                   Corp. ...............................................     6.50%       03/01/20    $   1,837,500
       550,000  Regency Energy Partners LP / Regency Energy Finance
                   Corp. ...............................................     5.88%       03/01/22          577,500
       125,000  Regency Energy Partners LP / Regency Energy Finance
                   Corp. ...............................................     5.00%       10/01/22          123,594
       250,000  Rose Rock Midstream LP / Rose Rock Finance Corp. (a)....     5.63%       07/15/22          251,250
       312,000  Summit Midstream Holdings LLC / Summit Midstream
                   Finance Corp. .......................................     5.50%       08/15/22          312,780
       250,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp. ...     5.88%       10/01/20          258,750
       900,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp. ...     6.13%       10/15/21          940,499
                                                                                                     -------------
                                                                                                         5,971,561
                                                                                                     -------------

                OTHER DIVERSIFIED FINANCIAL SERVICES -- 1.3%
     1,500,000  First Data Corp. (a)....................................     8.25%       01/15/21        1,612,500
       500,000  Icahn Enterprises LP / Icahn Enterprises Finance
                   Corp. ...............................................     3.50%       03/15/17          498,750
       500,000  Icahn Enterprises LP / Icahn Enterprises Finance
                   Corp. ...............................................     6.00%       08/01/20          523,750
                                                                                                     -------------
                                                                                                         2,635,000
                                                                                                     -------------

                PACKAGED FOODS & MEATS -- 1.4%
       500,000  Darling Ingredients, Inc. (a)...........................     5.38%       01/15/22          515,625
     1,000,000  JBS USA LLC / JBS USA Finance, Inc. (a).................     7.25%       06/01/21        1,075,000
       293,000  JBS USA LLC / JBS USA Finance, Inc. (a).................     7.25%       06/01/21          314,975
       800,000  Post Holdings, Inc. (a).................................     6.00%       12/15/22          793,000
       125,000  Post Holdings, Inc. (a).................................     6.75%       12/01/21          130,156
                                                                                                     -------------
                                                                                                         2,828,756
                                                                                                     -------------

                PAPER PACKAGING -- 0.8%
     1,500,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer
                   LLC / Reynolds Group Issuer Lu ......................     5.75%       10/15/20        1,537,500
                                                                                                     -------------

                PHARMACEUTICALS -- 1.8%
       200,000  Endo Finance LLC (a)....................................     5.75%       01/15/22          199,500
       500,000  Endo Finance LLC & Endo Finco, Inc. (a).................     7.00%       07/15/19          528,125
       500,000  Endo Finance LLC & Endo Finco, Inc. (a) (b).............     7.25%       01/15/22          531,250
     1,000,000  Par Pharmaceutical Cos., Inc. ..........................     7.38%       10/15/20        1,072,500
       500,000  Salix Pharmaceuticals Ltd. (a)..........................     6.00%       01/15/21          523,750
       575,000  Valeant Pharmaceuticals International (a) (b)...........     6.75%       08/15/21          600,156
                                                                                                     -------------
                                                                                                         3,455,281
                                                                                                     -------------

                REAL ESTATE DEVELOPMENT -- 0.6%
     1,250,000  Weyerhaeuser Real Estate Co. (a)........................     5.88%       06/15/24        1,273,438
                                                                                                     -------------

                RESTAURANTS -- 0.2%
       500,000  Seminole Hard Rock Entertainment, Inc. / Seminole Hard
                   Rock International LLC (a)...........................     5.88%       05/15/21          487,500
                                                                                                     -------------

                SEMICONDUCTOR EQUIPMENT -- 0.3%
       500,000  Micron Technology, Inc. (a).............................     5.88%       02/15/22          526,250
                                                                                                     -------------

                SEMICONDUCTORS -- 0.5%
       625,000  Freescale Semiconductor, Inc. (a).......................     6.00%       01/15/22          645,313
       375,000  MagnaChip Semiconductor Corp. ..........................     6.63%       07/15/21          365,625
                                                                                                     -------------
                                                                                                         1,010,938
                                                                                                     -------------

                SPECIALIZED CONSUMER SERVICES -- 0.1%
       250,000  Aramark Services, Inc. (b)..............................     5.75%       03/15/20          258,750
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
CORPORATE BONDS (CONTINUED)

                SPECIALTY CHEMICALS -- 1.6%
$      500,000  Chemtura Corp. (b)......................................     5.75%       07/15/21    $     512,500
     1,950,000  Hexion U.S. Finance Corp. (b)...........................     6.63%       04/15/20        2,037,750
       500,000  OMNOVA Solutions, Inc. .................................     7.88%       11/01/18          522,500
                                                                                                     -------------
                                                                                                         3,072,750
                                                                                                     -------------

                SPECIALTY STORES -- 0.2%
       500,000  Toys "R" Us - Delaware, Inc. (a)........................     7.38%       09/01/16          470,000
                                                                                                     -------------

                SYSTEMS SOFTWARE -- 0.6%
       725,000  BMC Software Finance, Inc. (a) (b)......................     8.13%       07/15/21          725,000
       500,000  BMC Software, Inc. .....................................     7.25%       06/01/18          502,500
                                                                                                     -------------
                                                                                                         1,227,500
                                                                                                     -------------

                TIRES & RUBBER -- 0.4%
       250,000  Goodyear Tire & Rubber (The) Co. (b)....................     8.25%       08/15/20          271,250
       450,000  Goodyear Tire & Rubber (The) Co. (b)....................     6.50%       03/01/21          478,125
                                                                                                     -------------
                                                                                                           749,375
                                                                                                     -------------

                TRADING COMPANIES & DISTRIBUTORS -- 3.1%
       500,000  Ashtead Capital, Inc. (a) (b)...........................     6.50%       07/15/22          533,750
     2,100,000  BlueLine Rental Finance Corp. (a) (b)...................     7.00%       02/01/19        2,189,250
       850,000  United Rentals North America, Inc. (b)..................     7.63%       04/15/22          941,375
     1,000,000  United Rentals North America, Inc. .....................     6.13%       06/15/23        1,039,375
     1,250,000  Vander Intermediate Holding II Corp. (a) (d)............     9.75%       02/01/19        1,315,625
                                                                                                     -------------
                                                                                                         6,019,375
                                                                                                     -------------

                TRUCKING -- 0.3%
       375,000  Avis Budget Car Rental LLC / Avis Budget Finance,
                   Inc. (b).............................................     5.50%       04/01/23          376,875
       250,000  Hertz (The) Corp. ......................................     7.38%       01/15/21          268,750
                                                                                                     -------------
                                                                                                           645,625
                                                                                                     -------------

                WIRELESS TELECOMMUNICATION SERVICES -- 3.2%
       575,000  Frontier Communications Corp. (b).......................     8.75%       04/15/22          658,375
     1,250,000  Sprint Communications, Inc. ............................     7.00%       08/15/20        1,331,250
     1,750,000  Sprint Corp. (a)........................................     7.25%       09/15/21        1,870,312
     1,395,000  Sprint Corp. (a)........................................     7.88%       09/15/23        1,496,138
       800,000  Syniverse Holdings, Inc. ...............................     9.13%       01/15/19          842,000
                                                                                                     -------------
                                                                                                         6,198,075
                                                                                                     -------------

                TOTAL CORPORATE BONDS..............................................................    138,554,022
                (Cost $137,540,896)                                                                  -------------

FOREIGN CORPORATE BONDS -- 15.0%

                AEROSPACE & DEFENSE -- 0.9%
     1,833,000  Bombardier, Inc. (a)....................................     6.00%       10/15/22        1,798,631
                                                                                                     -------------

                ALTERNATIVE CARRIERS -- 1.4%
     2,650,000  Intelsat Luxembourg SA .................................     7.75%       06/01/21        2,719,563
                                                                                                     -------------

                AUTOMOBILE MANUFACTURERS -- 0.3%
       500,000  Jaguar Land Rover Automotive PLC (a) (b)................     5.63%       02/01/23          524,375
                                                                                                     -------------

                BIOTECHNOLOGY -- 0.3%
       500,000  Grifols Worldwide Operations Ltd. (a)...................     5.25%       04/01/22          503,125
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
FOREIGN CORPORATE BONDS (CONTINUED)

                BUILDING PRODUCTS -- 0.5%
$    1,000,000  Cemex SAB de CV (a).....................................     7.25%       01/15/21    $   1,062,500
                                                                                                     -------------

                DIVERSIFIED CHEMICALS -- 1.0%
     1,667,000  INEOS Group Holdings SA (a).............................     6.13%       08/15/18        1,689,921
       250,000  INEOS Group Holdings SA (a).............................     5.88%       02/15/19          253,125
                                                                                                     -------------
                                                                                                         1,943,046
                                                                                                     -------------

                HEALTH CARE SUPPLIES -- 0.2%
       400,000  ConvaTec Healthcare E SA (a) (b)........................    10.50%       12/15/18          429,500
                                                                                                     -------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 2.4%
     1,700,000  Altice SA (a) (b).......................................     7.75%       05/15/22        1,742,500
     3,000,000  Numericable Group SA (a)................................     6.00%       05/15/22        3,018,750
                                                                                                     -------------
                                                                                                         4,761,250
                                                                                                     -------------

                METAL & GLASS CONTAINERS -- 1.3%
     1,000,000  Ardagh Finance Holdings SA (a) (e)......................     8.63%       06/15/19        1,012,500
       126,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                   Inc. (a).............................................     6.25%       01/31/19          126,000
     1,188,177  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                   Inc. (a) (b).........................................     7.00%       11/15/20        1,176,295
       250,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                   Inc. (a).............................................     6.75%       01/31/21          250,000
                                                                                                     -------------
                                                                                                         2,564,795
                                                                                                     -------------

                MOVIES & ENTERTAINMENT -- 0.1%
       125,000  Nielsen Co. Luxembourg S.a.r.l. (The) (a)...............     5.50%       10/01/21          127,813
                                                                                                     -------------

                OIL & GAS EQUIPMENT & SERVICES -- 1.0%
     2,100,000  Niska Gas Storage Canada ULC / Niska Gas Storage Canada
                   Finance Corp. (a)....................................     6.50%       04/01/19        2,002,875
                                                                                                     -------------

                OIL & GAS EXPLORATION & PRODUCTION -- 0.8%
     1,500,000  Tullow Oil PLC (a)......................................     6.00%       11/01/20        1,530,000
                                                                                                     -------------

                OIL & GAS STORAGE & TRANSPORTATION -- 0.3%
       500,000  Gibson Energy, Inc. (a).................................     6.75%       07/15/21          540,000
                                                                                                     -------------

                PAPER PACKAGING -- 1.2%
       250,000  Cascades, Inc. (a)......................................     5.50%       07/15/22          247,812
     2,000,000  Coveris Holdings SA (a).................................     7.88%       11/01/19        2,130,000
                                                                                                     -------------
                                                                                                         2,377,812
                                                                                                     -------------

                PHARMACEUTICALS -- 1.7%
     2,800,000  Capsugel SA (a) (b) (f).................................     7.00%       05/15/19        2,826,250
       500,000  Mallinckrodt International Finance SA/Mallinckrodt
                   CB LLC (a)...........................................     5.75%       08/01/22          503,125
                                                                                                     -------------
                                                                                                         3,329,375
                                                                                                     -------------

                SECURITY & ALARM SERVICES -- 1.3%
     1,000,000  Garda World Security Corp. (a)..........................     7.25%       11/15/21        1,022,500
     1,500,000  Garda World Security Corp. (a)..........................     7.25%       11/15/21        1,533,750
                                                                                                     -------------
                                                                                                         2,556,250
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                 STATED       STATED
    VALUE                             DESCRIPTION                           COUPON      MATURITY         VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
FOREIGN CORPORATE BONDS (CONTINUED)

                STEEL -- 0.3%
$      500,000  FMG Resources August 2006 Pty Ltd. (a)..................     6.88%       02/01/18    $     520,000
                                                                                                     -------------

                TOTAL FOREIGN CORPORATE BONDS......................................................     29,290,910
                (Cost $29,615,684)                                                                   -------------

  PRINCIPAL                                                                               STATED
    VALUE                             DESCRIPTION                          RATE (g)    MATURITY (h)      VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 22.1%

                AEROSPACE & DEFENSE -- 0.2%
       367,209  DynCorp International, Inc., Term Loan .................     6.25%       07/07/16          367,668
                                                                                                     -------------

                APPAREL RETAIL -- 0.2%
       400,000  Nine West Holdings, Inc., Initial Loan .................     4.75%       10/08/19          402,332
                                                                                                     -------------

                APPLICATION SOFTWARE -- 0.2%
       331,031  Triple Point Technologies, Inc., Term Loan B ...........     5.25%       07/10/20          294,618
                                                                                                     -------------

                BROADCASTING -- 0.5%
     1,000,000  Clear Channel Communications, Inc., Tranche B Term
                   Loan ................................................     3.81%       01/29/16          989,110
                                                                                                     -------------

                BUILDING PRODUCTS -- 0.6%
     1,166,667  Quikrete Holdings, Inc., Initial Loan (Second Lien) ....     7.00%       03/26/21        1,191,458
                                                                                                     -------------

                CASINOS & GAMING -- 3.4%
     1,000,000  Amaya Gaming Group, 2nd Lien Term Loan .................     8.00%       07/31/22        1,007,500
       750,000  Amaya Gaming Group, Term Loan B ........................     5.00%       07/31/21          742,035
     1,500,000  Caesars Entertainment Operating Co., Inc., Term B-4
                   Loan ................................................    10.50%       10/31/16        1,495,785
     3,295,500  Caesars Growth Partners LLC, Term B Loan (First Lien)...     6.25%       05/08/21        3,275,595
       196,049  ROC Finance LLC, Funded Term B Loan ....................     5.00%       06/20/19          191,148
                                                                                                     -------------
                                                                                                         6,712,063
                                                                                                     -------------

                COMMUNICATIONS EQUIPMENT -- 0.0%
        46,354  Mitel Networks Corp., Term Loan ........................ 5.25% - 6.50%   01/31/20           46,470
                                                                                                     -------------

                COMPUTER HARDWARE -- 0.8%
     1,666,667  Dell, Inc., Term B Loan ................................     4.50%       04/29/20        1,662,083
                                                                                                     -------------

                CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
       231,229  Navistar, Inc., Tranche B Term Loan ....................     5.75%       08/17/17          232,577
                                                                                                     -------------

                CONSUMER FINANCE -- 0.3%
       513,896  Walter Investment Management Corp., Tranche B Term
                   Loan ................................................     4.75%       12/18/20          505,761
                                                                                                     -------------

                DATA PROCESSING & OUTSOURCED SERVICES -- 0.3%
       498,750  Sungard Availability Services Capital, Term Loan B .....     6.00%       03/29/19          493,763
                                                                                                     -------------

                DIVERSIFIED SUPPORT SERVICES -- 0.4%
       550,000  Brickman Group Holdings, Inc., Second Lien Term Loan ...     7.50%       12/31/21          553,850
       253,734  SMG Holdings, Inc., Term Loan B ........................     4.50%       02/27/20          253,734
                                                                                                     -------------
                                                                                                           807,584
                                                                                                     -------------

                ELECTRIC UTILITIES -- 0.0%
       100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                   Term Loan (Non-Extending) (i)........................     4.65%       10/10/14           76,125
                                                                                                     -------------

                HEALTH CARE EQUIPMENT -- 0.3%
       600,000  Ikaria, Inc., Initial Term Loan (First Lien) ...........     5.00%       02/12/21          600,378
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                               STATED
    VALUE                             DESCRIPTION                          RATE (g)    MATURITY (h)      VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                HEALTH CARE FACILITIES -- 0.2%
$      300,000  Surgery Centers Holdings, Inc., 1st Lien Term Loan .....     5.25%       07/31/20    $     300,000
                                                                                                     -------------

                HEALTH CARE SERVICES -- 1.8%
     1,000,000  Curo Health Services Holdings, Inc., Initial Term Loan
                   (First Lien) ........................................     5.75%       06/08/20          985,000
       997,494  Gentiva Health Services, Inc., Initial Term B Loan .....     6.50%       10/18/19          997,893
     1,566,667  Healogics, Inc., Initial Term Loan (First Lien) ........     5.25%       07/01/21        1,563,141
                                                                                                     -------------
                                                                                                         3,546,034
                                                                                                     -------------

                HEALTH CARE TECHNOLOGY -- 0.5%
     1,000,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term Loan
                   (Second Lien) .......................................     8.50%       03/28/19        1,005,000
                                                                                                     -------------

                HYPERMARKETS & SUPER CENTERS -- 1.6%
     3,061,594  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                   Loan (Second Lien) ..................................     8.50%       03/26/20        3,099,864
                                                                                                     -------------

                INDUSTRIAL MACHINERY -- 0.3%
       600,000  Filtration Group Corp., Initial Term Loan (Second
                   Lien) ...............................................     8.25%       11/22/21          609,000
                                                                                                     -------------

                INSURANCE BROKERS -- 0.6%
     1,000,000  Confie Seguros Holding II Co., Term B Loan (First
                   Lien) ...............................................     5.75%       11/09/18        1,000,830
       100,000  Cooper Gay Swett & Crawford Ltd., Term Loan (Second
                   Lien) ...............................................     8.25%       10/16/20           95,000
                                                                                                     -------------
                                                                                                         1,095,830
                                                                                                     -------------

                INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
       345,938  Avaya, Inc., Term B-3 Loan .............................     4.73%       10/26/17          334,335
                                                                                                     -------------

                LIFE SCIENCES TOOLS & SERVICES -- 1.4%
     2,188,472  inVentiv Health, Inc., TLB-4 ...........................     7.75%       05/15/18        2,199,414
       500,000  Sterigenics International (STHI Intermediate Holding
                   Corp.), Term Loan B .................................     4.50%       08/06/21          497,815
                                                                                                     -------------
                                                                                                         2,697,229
                                                                                                     -------------

                MOVIES & ENTERTAINMENT -- 1.1%
     2,000,000  Formula One (Alpha Topco Ltd.), Term Loan B ............     4.75%       07/31/21        1,986,260
       125,000  Lions Gate Entertainment Corp., Loan ...................     5.00%       07/19/20          126,563
                                                                                                     -------------
                                                                                                         2,112,823
                                                                                                     -------------

                OIL & GAS EXPLORATION & PRODUCTION -- 0.5%
     1,027,778  American Energy Marcellus Holdings LLC, 2nd Lien TL ....     8.50%       07/31/21        1,029,062
                                                                                                     -------------

                OIL & GAS REFINING & MARKETING -- 0.1%
       200,000  CITGO Petroleum Corp., Term Loan B .....................     4.50%       07/23/21          200,666
                                                                                                     -------------

                OIL & GAS STORAGE & TRANSPORTATION -- 0.5%
     1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien) ..     8.38%       09/30/20        1,019,500
                                                                                                     -------------

                PACKAGED FOODS & MEATS -- 1.3%
       577,829  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B ...     4.50%       07/09/20          577,350
     1,992,340  New HB Acquisition LLC, Term B Loan ....................     6.75%       04/09/20        2,049,620
                                                                                                     -------------
                                                                                                         2,626,970
                                                                                                     -------------

                PROPERTY & CASUALTY INSURANCE -- 0.3%
       600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                   (Second Lien) .......................................     6.75%       02/28/22          598,248
                                                                                                     -------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                               STATED
    VALUE                             DESCRIPTION                          RATE (g)    MATURITY (h)      VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                PUBLISHING -- 0.5%
$      897,750  Cengage Learning Acquisitions, Inc., Term Loan .........     7.00%       03/15/20    $     901,862
                                                                                                     -------------

                RESEARCH & CONSULTING SERVICES -- 0.5%
        29,032  Advantage Sales & Marketing, Inc., Delayed Draw Term
                   Loan ................................................     4.25%       07/01/21           28,858
       870,968  Advantage Sales & Marketing, Inc., Term Loan B (July
                   2014) ...............................................     4.25%       07/23/21          865,742
                                                                                                     -------------
                                                                                                           894,600
                                                                                                     -------------

                RESTAURANTS -- 0.2%
       428,571  Red Lobster Management LLC, Term Loan B ................     6.25%       07/31/21          426,428
                                                                                                     -------------

                RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.1%
       100,000  Capital Automotive LLC, Term Loan (Second Lien) ........     6.00%       04/30/20          102,156
                                                                                                     -------------

                SPECIALIZED CONSUMER SERVICES -- 0.9%
     1,705,882  Asurion LLC, Term Loan (Second Lien) ...................     8.50%       03/03/21        1,747,114
                                                                                                     -------------

                SPECIALTY CHEMICALS -- 0.5%
     1,000,000  NuSil Technology LLC, Term Loan ........................     5.25%       04/07/17          980,000
                                                                                                     -------------

                SYSTEMS SOFTWARE -- 1.6%
       500,000  Applied Systems, Inc., Initial Term Loan (Second
                   Lien) ...............................................     7.50%       01/24/22          504,750
     2,739,800  BMC Software Finance, Inc., Initial US Term Loan .......     5.00%       09/10/20        2,719,252
                                                                                                     -------------
                                                                                                         3,224,002
                                                                                                     -------------

                TRUCKING -- 0.1%
       148,125  SIRVA Worldwide, Inc., Loan ............................     7.50%       03/27/19          150,717
                                                                                                     -------------

                WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
        79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                   Networks, Inc.), Term Loan (Second Lien).............     8.00%       04/12/21           79,458
                                                                                                     -------------

                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..........................................     43,162,888
                (Cost $43,283,023)                                                                   -------------

                TOTAL INVESTMENTS -- 107.9%........................................................    211,007,820
                (Cost $210,439,603) (j)                                                              -------------

  PRINCIPAL                                                                 STATED        STATED
    VALUE                             DESCRIPTION                           COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------  ----------  -------------  -------------
U.S. GOVERNMENT BONDS SOLD SHORT -- (12.0%)

    (1,400,000) United States Treasury Note ............................     1.50%       05/31/19       (1,384,250)
    (1,700,000) United States Treasury Note ............................     2.25%       04/30/21       (1,705,644)
    (3,950,000) United States Treasury Note ............................     1.75%       05/15/23       (3,725,652)
   (15,150,000) United States Treasury Note ............................     2.75%       11/15/23      (15,465,423)
    (1,100,000) United States Treasury Note ............................     2.75%       02/15/24       (1,120,754)
                                                                                                     -------------
                TOTAL U.S. GOVERNMENT BONDS SOLD SHORT.............................................    (23,401,723)
                                                                                                     -------------
                (Proceeds $22,965,948)

                NET OTHER ASSETS AND LIABILITIES -- 4.1%...........................................      7,991,819
                                                                                                     -------------
                NET ASSETS -- 100.0%...............................................................  $ 195,597,916
                                                                                                     =============


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

---------------------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $92,978,791 or 47.5% of net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.125% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(d) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 9.750% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for August 1, 2014.

(e) These notes are PIK Notes. PIK interest will accrue on the notes at the rate of 8.625% per annum.

(f) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.000% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(g) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2014. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(h) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(i)   This issuer has filed for protection in federal bankruptcy court.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,071,320 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,503,103.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                  ASSETS TABLE
                                                                              LEVEL 2           LEVEL 3
                                               TOTAL          LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                             VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                            07/31/2014         PRICES          INPUTS           INPUTS
                                          ---------------   ------------   --------------   ---------------
Corporate Bonds*........................  $   138,554,022     $     --     $  138,554,022     $        --
Foreign Corporate Bonds*................       29,290,910           --         29,290,910              --
Senior Floating-Rate Loan Interests*....       43,162,888           --         43,162,888              --
                                          ---------------   ------------   --------------   ---------------
Total Investments   ....................  $   211,007,820     $     --     $  211,007,820     $        --
                                          ===============   ============   ==============   ===============

                                                       LIABILITIES TABLE

                                                                              LEVEL 2           LEVEL 3
                                               TOTAL          LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                             VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                            01/31/2014         PRICES          INPUTS           INPUTS
                                          ---------------   ------------   --------------   ---------------
U.S. Government Bonds Sold Short........  $   (23,401,723)    $     --     $  (23,401,723)    $        --
                                          ===============   ============   ==============   ===============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.


                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), which trades under the ticker "HYLS" on The NASDAQ(R) Stock Market, LLC ("NASDAQ").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Corporate bonds, Corporate notes, U.S. Government Securities, Mortgage-Backed Securities, Asset-Backed Securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 held in the
      Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable,

1 The terms "security" and "securities" used throughout the Notes to Quarterly Portfolio of Investments includes Senior Loans.

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           JULY 31, 2014 (UNAUDITED)


      objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           JULY 31, 2014 (UNAUDITED)


                  there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investment.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of July 31, 2014.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          First Trust Exchange-Traded Fund IV
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 19, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.